Debt (Notes)	6 Months Ended
Jun. 30, 2014
Debt Disclosure [Abstract]
DEBT
DEBT

(in thousands of $)	2014	2013
U.S. dollar denominated floating rate debt:
$135 Million Loan	125,000	95,000
Total debt	125,000	95,000
Less: current portion	(2,604)	—
	122,396	95,000

The average interest rate for the floating rate debt in the six months ended June 30, 2014 was 2.77% (six months ended June 30, 2013: 2.82%).

In May 2014, the repayment profile of the $135.0 million term loan facility was changed from a balloon payment of the full amount in May 2015 to 4 quarterly installments commencing in May 2015, each equal to 1/48 of the outstanding loan amount, and a balloon payment for the remaining balance in May 2016 and $30.0 million was drawn down from this facility to part finance the 2013-built Capesize bulk carrier purchased from Karpasia in April 2014 with a similar repayment profile. The final maturity date for this facility is May 31, 2016.

The outstanding debt as of June 30, 2014 is repayable as follows;

(in thousands of $)
Year ended June 30,
2015	2,604
2016	122,396
2017	—
2018	—
2019 and thereafter	—
125,000

In June 2014, the Company entered into a $420.0 million term loan facility divided into fourteen tranches of $30.0 million each to part finance fourteen of the Company's current and future newbuildings. Each tranche is repayable by quarterly installments of $375,000 and all amounts outstanding shall be repaid on the final maturity date, which will be no later than 72 months after the first draw down date or June 2020. The final draw down date must be no later than October 2016. The loan has an interest rate of LIBOR plus a margin. As of June 30, 2014, no amounts had been drawn under this facility.

Both of the Company's loan agreements contain a loan-to-value clause, which could require the Company to post collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings decrease below a required level. In addition, the loan agreements contain certain financial covenants including the requirement to maintain a certain level of free cash. Failure to comply with any of these covenants could result in a default, which would permit the lenders to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, the Company might not have sufficient funds or other resources to satisfy its obligations. In addition, none of the Company's vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full. The Company was in compliance with all of the financial and other covenants contained in the Company's loan agreements as of June 30, 2014.